SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934

___________________________________________________________________________

Check the appropriate box:

☒	Preliminary Information Statement
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☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

Diversified Investors Portfolios – Equity Growth Portfolio

(Name of Registrant as Specified In Its Charter)

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1) Title of each class of securities to which transaction applies:

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☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

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___________________________________________________________________________

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY, INC.

Four Manhattanville Road

Purchase, New York 10577

March [	], 2008

Dear Contract Holder:

We are sending the enclosed information statement to contract holders of Group Variable Annuity Contracts issued by Transamerica Financial Life Insurance Company, Inc. with unit interests in the Equity Growth Subaccount of The Diversified Investors Variable Funds. The enclosed information statement describes Marsico Capital Management, LLC (the “Subadviser”), one of three subadvisers to the Equity Growth Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of the Equity Growth Subaccount are invested.

On December 14, 2007, Thomas F. Marsico, the Subadviser’s founder and Chief Executive Officer, and a company controlled by Mr. Marsico, bought back ownership of the Subadviser from a subsidiary of Bank of America Corporation. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with the Subadviser. The Portfolio’s Board of Trustees met prior to the close of the transaction and approved a new subadvisory agreement with the Subadviser, which took effect upon the closing of the transaction. OFII Institutional Asset Management, Inc. and Wellington Management Company, LLP remain subadvisers to the Portfolio and will continue to furnish portfolio management services with respect to their allocated portions of the Portfolio’s assets.

Transamerica Asset Management, Inc. (formerly Transamerica Fund Advisors, Inc.), the Portfolio’s investment adviser, has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Subadviser and the terms of the subadvisory agreements with the Subadviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-800-755-5801 if you have any questions.

Sincerely,

/s/ Dennis P. Gallagher

Dennis P. Gallagher

Secretary of Diversified Investors Portfolios

DIVERSIFIED INVESTORS

EQUITY GROWTH FUND

DIVERSIFIED INSTITUTIONAL

EQUITY GROWTH FUND

570 Carillon Parkway

St. Petersburg, Florida 33716

March [	], 2008

Dear Shareholder:

The enclosed information statement describes Marsico Capital Management, LLC (the “Subadviser”), one of three subadvisers to the Equity Growth Portfolio (the “Portfolio”), the underlying mutual fund in which all of the assets of Diversified Investors Equity Growth Fund and Diversified Institutional Equity Growth Fund are invested.

On December 14, 2007, Thomas F. Marsico, the Subadviser’s founder and Chief Executive Officer, and a company controlled by Mr. Marsico, bought back ownership of the Subadviser from a subsidiary of Bank of America Corporation. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with the Subadviser. The Portfolio’s Board of Trustees met prior to the close of the transaction and approved a new subadvisory agreement with the Subadviser, which took effect upon the closing of the transaction. OFII Institutional Asset Management, Inc. and Wellington Management Company, LLP remain subadvisers to the Portfolio and will continue to furnish portfolio management services with respect to their allocated portions of the Portfolio’s assets.

Transamerica Asset Management, Inc. (formerly Transamerica Fund Advisors, Inc.), the Portfolio’s investment adviser, has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Subadviser and the terms of the subadvisory agreements with the Subadviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.

Sincerely,

/s/ Dennis P. Gallagher

Dennis P. Gallagher

Secretary

EQUITY GROWTH PORTFOLIO

a series of Diversified Investors Portfolios

570 Carillon Parkway

St. Petersburg, Florida 33716

March [	], 2008

Dear Investor:

The enclosed information statement describes Marsico Capital Management, LLC (the “Subadviser”), one of three subadvisers to the Equity Growth Portfolio (the “Portfolio”).

On December 14, 2007, Thomas F. Marsico, the Subadviser’s founder and Chief Executive Officer, and a company controlled by Mr. Marsico, bought back ownership of the Subadviser from a subsidiary of Bank of America Corporation. This transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with the Subadviser. The Portfolio’s Board of Trustees met prior to the close of the transaction and approved a new subadvisory agreement with the Subadviser, which took effect upon the closing of the transaction. OFII Institutional Asset Management, Inc. and Wellington Management Company, LLP remain subadvisers to the Portfolio and will continue to furnish portfolio management services with respect to their allocated portions of the Portfolio’s assets.

Transamerica Asset Management, Inc. (formerly Transamerica Fund Advisors, Inc.), the Portfolio’s investment adviser, has obtained exemptive relief from the Securities and Exchange Commission that permits the Portfolio’s Board of Trustees to approve new subadvisers or new subadvisory agreements without investor approval under certain circumstances. The enclosed information statement describes the Subadviser and the terms of the subadvisory agreements with the Subadviser. The enclosed material is for your information only. It is not a proxy statement and you are not being asked to vote. Please note that only one copy of the Information Statement may be delivered to two or more investors who share an address, unless the Portfolio has received instructions to the contrary. Please call us at 1-888-233-4339 if you have any questions.

Sincerely,

/s/ Dennis P. Gallagher

Dennis P. Gallagher

Secretary

EQUITY GROWTH PORTFOLIO

a series of Diversified Investors Portfolios

570 Carillon Parkway

St. Petersburg, Florida 33716

Telephone: 1-888-233-4339

INFORMATION STATEMENT

This Information Statement is being provided to investors in the Equity Growth Portfolio (referred to as the Portfolio) by the Portfolio’s Board of Trustees (referred to as the Board) in lieu of a proxy statement pursuant to the terms of an exemptive order issued by the U.S. Securities and Exchange Commission (referred to as the SEC) on August 5, 1998. The exemptive order permits Transamerica Asset Management, Inc. (formerly Transamerica Fund Advisors, Inc.), the Portfolio’s investment adviser (referred to as TAM or the Adviser), to hire new subadvisers, to approve new subadvisory agreements, and to make changes to existing subadvisory agreements (with non-affiliated entities) with the approval of the Board, including a majority of Trustees who are not parties to the agreement and are not interested persons, as defined in the Investment Company Act of 1940 (referred to as the 1940 Act), of those parties (referred to as the Independent Trustees), without obtaining investor approval. Pursuant to the exemptive order, however, the Portfolio has agreed to provide certain information about new subadvisers and new subadvisory agreements to its investors. Accordingly, investors are not being asked to vote on the hiring of the new subadvisers or the subadvisory agreement with the new subadvisers, but are encouraged to review this Information Statement.

We are not asking you for a proxy, and you are requested not to send us a proxy.

The Portfolio is a series of Diversified Investors Portfolios (referred to as the Trust), which is a registered investment company organized as a New York trust under a Declaration of Trust dated as of April 23, 1993, amended and restated as of August 30, 2002 and further amended and restated as of November 1, 2007. The Portfolio was designated as a separate series of the Trust on April 23, 1993 and commenced operations on July 1, 1994. The Portfolio’s mailing address is 570 Carillon Parkway, St. Petersburg, Florida 33716.

The annual report for the Portfolio for the period ended December 31, 2007 and the semi-annual report for the Portfolio for the period ended June 30, 2007 have been sent to investors. Both reports are available upon request without charge by contacting TAM, 570 Carillon Parkway, St. Petersburg, Florida 33716, or by calling toll-free 1-888-233-4339.

This Information Statement is being mailed on or about March [	], 2008

Background

The Portfolio is a master fund in a master/feeder mutual fund structure. Currently, five feeder funds invest their assets in the Portfolio. The Portfolio, in turn, invests directly in securities.

TAM, a Florida corporation, 570 Carillon Parkway, St. Petersburg, Florida 33716, manages the assets of the Portfolio pursuant to an Investment Advisory Agreement dated as of November 1, 2007 (referred to as the Advisory Agreement). TAM is directly owned by Western Reserve Life Assurance Co. of Ohio (77%) and AUSA Holding Company (23%) (referred to as AUSA), both of which are indirect wholly-owned subsidiaries of AEGON N.V. AUSA is wholly-owned by Transamerica Holding Company, which is wholly-owned by AEGON USA, Inc. (referred to as

AEGON USA), a financial services holding company, whose primary emphasis is on life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned indirect subsidiary of AEGON, N.V., a Netherlands corporation and publicly traded international insurance group. The Advisory Agreement was approved by the Board, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act), of any party to such agreement (referred to as the Independent Trustees), on August 10, 2007. The Advisory Agreement was submitted to a vote of investors on October 30, 2007. More information about the Advisory Agreement appears below under the caption “Existing Advisory Agreement.”

Subject to the terms of the Advisory Agreement, the Adviser (i) is responsible for the management of the Portfolio, (ii) selects and employs, subject to the review and approval of the Board, one or more subadvisers to make the day-to-day investment selections for the Portfolio consistent with the guidelines and directions set by the Adviser and the Board, and (iii) reviews the subadvisers’ continued performance. The Adviser may terminate the services of any subadviser at any time.

Marsico Capital Management, LLC (referred to as Marsico) became a subadviser to the Portfolio on December 15, 2000 pursuant to a subadvisory agreement with Diversified Investment Advisors, Inc. (referred to as DIA), the Portfolio’s former investment adviser. As noted above, on November 1, 2007, TAM became the Adviser to the Portfolio. At that time, TAM succeeded to substantially all of the investment advisory business of DIA and all of the rights and obligations of DIA under the prior subadvisory agreement with Marsico.

On June 14, 2007, Thomas F. Marsico, Marsico’s founder and Chief Executive Officer, and a company controlled by Mr. Marsico, Marsico Parent Company, LLC, entered into a definitive agreement with Bank of America Corporation to buy back ownership of Marsico from a Bank of America subsidiary (referred to as the Transaction). Marsico had become a 50%-owned indirect subsidiary of Bank of America in 1999, and Bank of America acquired ownership of the remaining 50% of Marsico in 2001. Bank of America’s interest in Marsico was held through its ownership of Marsico Management Holdings, LLC. Mr. Marsico’s reasons for undertaking the repurchase Transaction stemmed primarily from Marsico’s successful growth, and its desire to preserve its autonomy. As an autonomous firm, Marsico’s management is expected to continue to exercise full control over all investment and operational decisions, as well as decisions relating to Marsico’s further measured growth.

The Transaction constituted an “assignment” (within the meaning of the Investment Company Act of 1940) which resulted in the termination of the subadvisory agreement with Marsico (referred to as the Prior Subadvisory Agreement). The Board met prior to the close of the Transaction and approved a new subadvisory agreement with Marsico (referred to as the New Subadvisory Agreement), which took effect upon the closing of the Transaction.

No officer or Trustee of the Portfolio currently is a director, officer or employee of Marsico. No officer or Trustee of the Portfolio, through the ownership of securities or otherwise, has any other material direct or indirect interest in Marsico or any other person controlling, controlled by or under common control with Marsico. Since January 1, 2007, none of the Trustees of the Portfolio has had any material interest, direct or indirect, in any material transactions, or in any material proposed transactions, to which Marsico or any of its affiliates was or is to be a party.

Existing Advisory Agreement

As noted above, the Adviser manages the assets of the Portfolio pursuant to an Advisory Agreement. The Advisory Agreement is dated as of November 1, 2007 and continues in effect for an initial term of two years, subsequently continuing from year to year, subject to approval annually in accordance with the 1940 Act. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board or by the vote of a “majority of the outstanding voting securities” of the Portfolio on 60 days’ written notice to the Adviser.

Under the terms of the Advisory Agreement, the Adviser formulates and provides an investment program for the Portfolio on a continuous basis, subject to the provisions of the 1940 Act and the Internal Revenue Code of 1986 and to the investment objectives, policies, procedures and restrictions contained in the Portfolio’s then current Registration Statement under the 1940 Act. The Adviser also provides the Board with performance and other information, along with such other reports and data as are requested by the Board from time to time.

The Adviser also provides administrative services pursuant to the Advisory Agreement. The administrative services that the Adviser may provide include making available executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, the services of the Portfolio’s custodian and transfer agent. The Adviser also assists in the preparation of reports to shareholders, as requested by the Trust.

The Advisory Agreement states that the Adviser may not execute purchase and sale orders with itself or affiliates, except as permitted by law and in accordant with such policies and procedures adopted by the Board. Under the Advisory Agreement, the Adviser shall, at the request of the Board, exercise voting rights pertaining to the securities held in the Portfolio.

The Advisory Agreement also provides that the Adviser may engage in any other business and provide any type of service, including investment advisory services, to any other person.

A description of the investment advisory fees paid by the Portfolio to the Adviser appears below under the caption “Transamerica Advisory Fees.”

Investors should refer to Exhibit A attached hereto for the complete terms of the Advisory Agreement. The description of the Advisory Agreement set forth herein is qualified in its entirety by the provisions of the Advisory Agreement as set forth in Exhibit A.

Comparison of the Subadvisory Agreements

The Prior Subadvisory Agreement and the New Subadvisory Agreement are substantially identical, except that they have different effective and termination dates, and reference to a 2001 transaction effecting the sale of 50% of Marsico’s assets to Bank of America has been removed. Investors should refer to Exhibit B attached hereto for the complete terms of the New Subadvisory Agreement with Marsico.

TAM Advisory Fees

Under the Advisory Agreement, the Portfolio pays the Adviser an advisory fee at the annual rate of 0.62% of the Portfolio’s average daily net assets. The net assets are equal to the market value of the Portfolio. Fees are accrued daily and paid by the Portfolio monthly.

The fees payable to the Adviser for services provided pursuant to the Advisory Agreement for the period from November 1, 2007 to December 31, 2007 were $418,582. The fees payable to DIA under the prior advisory agreement for the period from January 1, 2007 to October 31, 2007 were

$2,307,803. An affiliate of the Adviser, Transamerica Capital, Inc., provides placement agency services to the Portfolio. Transamerica Capital, Inc. receives no compensation for these services.

As of December 31, 2007, the Portfolio had net assets of $2,444,760,853.

Marsico Subadvisory Fee

Under the New Subadvisory Agreement, as under the Prior Subadvisory Agreement, the Adviser (not the Portfolio) pays Marsico for its services on the basis of the following annual fee schedule:

Marsico Fee Schedule

.30% applied to the first one billion of net assets of the Portfolio

.25% applied to the next one billion of net assets of the Portfolio

.27% applied to all net assets of the Portfolio in excess of two billion,

(i.e., once the Portfolio’s net assets exceed two billion 27 bps will apply to the entire amount from dollar one)

For purposes of calculating the subadvisory fee, net assets are equal to the market value of the Subadviser’s portion of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.

The New Subadvisory Agreement’s annual fee schedule is the same as the schedule contained in the Prior Subadvisory Agreement.

Except for the fees received by Marsico from the Adviser relating to its service as subadviser to the Portfolio, neither Marsico nor any affiliate of Marsico received any other fees or material payments from the Adviser or from the Portfolio during the fiscal year of the Portfolio ended December 31, 2007.

For the Portfolio’s fiscal year ended December 31, 2007, no commissions were paid to any broker that is an affiliate of the Portfolio, the Adviser or Marsico.

Information Regarding Marsico

Marsico is a Denver-based investment management firm that manages assets for mutual funds, variable insurance funds, corporate retirement plans and other institutions, separately managed wrap accounts, and other clients. Marsico specializes in growth-oriented equity strategies, including U.S. large capitalization, U.S. all-capitalization, flexible capital, global and international.

Marsico is one of the largest growth equity managers in the investment industry. Marsico serves a diverse mix of retail and institutional clients as investment adviser to the various portfolios of The Marsico Investment Fund (also known as the Marsico Funds), as sub-adviser to many other mutual funds and variable annuity programs, as adviser to leading institutional investors, and as adviser to separately managed wrap accounts. As of December 31, 2007, Marsico’s $106 billion in assets under management included approximately $11.7 billion in the Marsico Funds, approximately $57.7 billion in sub-advisory mandates, approximately $21 billion in institutional/other accounts, and approximately $15.5 billion in wrap accounts.

As of December 31, 2007, Marsico, which is headquartered at 1200 17th Street, Suite 1600, Denver, Colorado 80202, had 71 employees, including a 24-member investment team consisting of four portfolio managers, 16 analysts, and four traders. It was founded in 1997 by Tom Marsico, the firm’s Chief Executive Officer and Chief Investment Officer. Marsico has been registered with the SEC as an investment adviser under the Investment Advisers Act of 1940 since September 1997. Marsico is a wholly-owned subsidiary of Marsico Parent Company, LLC, which is a wholly-owned subsidiary of Marsico Parent Holdco, LLC, which itself is a wholly-owned subsidiary of Marsico Parent Superholdco, LLC, which is wholly owned by Marsico Management Equity, LLC (ultimately owned by Tom Marsico and certain employees of Marsico).

Management and Governance. Listed below are the names, positions and principal occupations of the principal executive officers of Marsico as of December 31, 2007. The principal address of each individual as it relates to his or her duties at Marsico is the same as that of Marsico.

Name	Principal Occupation if Different from Position(s) with Marsico

Thomas F. Marsico	Chief Executive Officer and Chief Investment Officer
Christopher J. Marsico	President
Neil L. Gloude	Executive Vice President, Chief Financial Officer and Treasurer
Thomas M.J. Kerwin	Executive Vice President, General Counsel and Secretary
Kenneth M. Johnson	Executive Vice President and Director of Marketing and Client Services
Steven R. Carlson	Executive Vice President and Chief Compliance Officer
James G. Gendelman	Vice President and Portfolio Manager
Corydon J. Gilchrist	Vice President and Portfolio Manager

Management Activities. Marsico acts as adviser or subadviser, as indicated, for the following registered investment companies with investment objectives similar to the Portfolio:

Comparable Funds for which Marsico serves as Subadviser	Assets Managed by Marsico as of 12/31/07 ($ Million)	Subadvisory Fee Paid to Marsico***
AXA Equitable Funds
AXA Premier VIP Aggressive Equity Portfolio	$736.6**	0.27%
EQ/Marsico Focus Portfolio	$4,594.8	0.45% on first $400 million
EQ Market PLUS Large Cap Growth Portfolio	$317.5**	0.40% on assets >$400 million and <$1 billion 0.375% on assets >$1 billion and <$1.5 billion 0.35% on assets >$1.5 billion
Columbia Funds (formerly Nations Funds)
Columbia Marsico Focused Equities Master Portfolio	$5,270.1	0.45%
Columbia Marsico Focused Equities Fund, Variable Series	$200.7	0.45%
SunAmerica
SunAmerica Focused Large-Cap Growth*	$278.9**	0.40%

SunAmerica Focused Growth and Income*	$181.6**	0.45% on first $500 million 0.40% on assets > $500 million
SunAmerica Focused Alpha Growth Fund*	$277.9**	0.40%
SunAmerica Focused Alpha Large-Cap Fund*	$106.8**	0.40%
Seasons Series Trust-Focus Growth Portfolio*	$46.1**	0.40%
Seasons Series Trust-Focus Growth & Income Portfolio*	$30.3**	0.40%
SunAmerica Series Trust Marsico Focused Growth Portfolio	$153.2**	0.40%
UBS Pace Select Advisors Trust
UBS Pace Large Company Growth Equity Investments Fund	$308.3	0.30%

*

Comparable funds represent subadvised funds managed in Marsico’s focus style. Portfolios in Marsico’s focus style typically hold 20-30 securities. This portfolio typically holds fewer securities, generally 10-20 securities.

**	Denotes multi-manager fund. Assets reflect the Marsico-managed portion only.

***      A principal investment manager other than Marsico typically charges management fees to these mutual             funds that include both sub-advisory fees paid to Marsico and additional management fees paid to the principal investment manager.

Funds for which Marsico serves as Investment Adviser*	Assets as of 12/31/07 ($ Million)	Management Fee Paid to Marsico
(The) Marsico Investment Fund
Marsico Focus Fund	$4,989.3	0.85% on first $3 billion 0.75% on assets >$3 billion
*

The Marsico Investment Fund is Marsico’s proprietary mutual fund. The services that Marsico provides to this fund as manager and investment adviser to the Marsico Investment Fund are much broader in scope than the services that Marsico provides as an investment sub-adviser to other funds.

Evaluation by the Board

At a meeting held on August 21, 2007, the Board approved the New Subadvisory Agreement following a presentation by the Adviser and representatives of Marsico. Discussed below are some of the material factors considered by the Board.

The Board considered information with respect to Marsico, the rationale, structure and results of the Transaction and whether the New Subadvisory Agreement was in the best interests of the Portfolio and its holders of beneficial interests. The Board considered that all of Marsico’s investment strategies have outperformed their primary benchmarks since inception.

The Board considered that the Portfolio’s portfolio management team was not expected to change as a result of the Transaction. The Board also noted that, other than the effective and termination dates, the New Subadvisory Agreement was substantially identical to the Prior Subadvisory Agreement, which the Board had recently approved. In its deliberations, the Board also considered information that had been received by the Board in its most recent approval of the Old Subadvisory Agreement, in addition to information provided in connection with the Board’s evaluation of the terms and conditions of the New Subadvisory Agreement.

Based upon its review and the representations made to it, the Board, including all of the Independent Trustees, concluded that (a) the terms of the New Subadvisory Agreement are reasonable, fair and in the best interests of the Portfolio and its holders of beneficial interests, and (b) the fees provided in the New Subadvisory Agreement are fair and reasonable in light of the usual and customary charges made for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as it deemed relevant, the Board, including all of the Independent Trustees, approved the New Subadvisory Agreement.

No single factor reviewed by the Board was identified as the principal factor in determining whether to approve the New Subadvisory Agreement, and each Board Member attributed different weight to the various factors. The Independent Trustees discussed the proposed approval of the New Subadvisory Agreement in private sessions with their independent legal counsel at which no representatives of the Adviser or Marsico were present.

ADDITIONAL INFORMATION

The Portfolio’s placement agent is Transamerica Capital, Inc., 4600 South Syracuse Street, Suite 1100, Denver, CO 80237.

As of December 31, 2007, the Trustees and officers of the Portfolio, individually and as a group, owned beneficially or had the right to vote less than 1% of the outstanding shares of the Portfolio.

As of December 31, 2007 the following persons owned of record or had the right to vote 5% or more of the outstanding interests in the Portfolio:

Name of Investor	Amount and Nature of Beneficial Ownership	Percentage of Beneficial Ownership
Diversified Institutional Equity Growth Fund, a series of The Diversified Investors Funds Group II*	$941,948,023 (Direct)	38.67%
Diversified Investors Equity Growth Fund, a series of The Diversified Investors Funds Group*	$674,841,106 (Direct)	27.70%
Diversified Investment Advisors Collective Trust*	$432,814,086 (Direct)	17.77%
Transamerica Financial Life Insurance Company**	$383,902,414 (Direct)	15.76%

*The address of the investor is 570 Carillon Parkway, St. Petersburg, Florida 33716.

**The address of the investor is Four Manhattanville Road, Purchase, New York 10577.

The Trust is a New York trust and as such is not required to hold annual meetings of investors, although special meetings may be called for the Portfolio, or for the Trust as a whole, for purposes such as electing or removing Trustees, changing fundamental policies or approving an advisory contract. Investor proposals to be presented at any subsequent meeting of investors must be received by the Trust at the Trust’s office within a reasonable time before the proxy solicitation is made.

By Order of the Board of Trustees,

/s/ Dennis P. Gallagher

Dennis P. Gallagher

Secretary

March [	], 2008

Exhibit A

INVESTMENT ADVISORY AGREEMENT

Transamerica Fund Advisors, Inc.

This Agreement, entered into as of November 1, 2007 between Diversified Investors Portfolios, a New York trust (referred to herein as the “Trust”), and Transamerica Fund Advisors, Inc., a Florida corporation (referred to herein as “TFAI”), to provide certain management and advisory services to each series of the Trust listed on Schedule A hereto (each, a “Fund”).

The Trust is registered as an open-end investment company registered under the Investment Company Act of 1940 (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the “1940 Act”), and consists of more than one series, including the Funds. In managing each of the Funds, as well as in the conduct of certain of its affairs, the Trust wishes to have the benefit of the investment advisory services of TFAI and its assistance in performing certain management functions. TFAI desires to furnish services for the Trust and to perform the functions assigned to it under this Agreement for the considerations provided. Accordingly, the parties have agreed as follows:

1.    Appointment. The Trust hereby appoints TFAI as each Fund’s investment adviser for the period and on the terms set forth in this Agreement. TFAI accepts such appointment and agrees to render or cause to be rendered the services set forth for the compensation herein specified.

2.    Investment Advisory Services. In its capacity as investment adviser to each Fund, TFAI shall have the following responsibilities:

(a)

Subject to the supervision of the Trust’s Board of Trustees (the “Board”), TFAI shall regularly provide the Fund with investment research, advice, management and supervision and shall furnish a continuous investment program for the Fund’s portfolio of securities and other investments consistent with the Fund’s investment objectives, policies and restrictions, as stated in the Fund’s current Prospectus and Statement of Additional Information. TFAI shall determine from time to time what securities and other investments and instruments will be purchased, retained, sold or exchanged by the Fund and what portion of the assets of the Fund’s portfolio will be held in the various securities and other investments in which the Fund invests, and shall implement those decisions (including the execution of investment documentation and agreements), all subject to the provisions of the Trust’s Declaration of Trust and By-Laws (collectively, the “Governing Documents”), the 1940 Act and the applicable rules and regulations promulgated thereunder by the Securities and Exchange Commission (the “SEC”) and interpretive guidance issued thereunder by the SEC staff and any other applicable federal and state law, as well as the investment objectives, policies and restrictions of the Fund referred to above, and any other specific policies adopted by the Board and disclosed to TFAI. TFAI is authorized as the agent of the Trust to give instructions to the custodian of the Fund as to deliveries of securities and other investments and payments of cash for the account of the Fund. Subject to applicable provisions of the 1940 Act and direction from the Board, the investment program to be provided hereunder may entail the investment of all or substantially all of the assets of the Fund in one or more investment companies.

(b)

TFAI will place orders pursuant to its investment determinations for the Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) to the Fund and/or the other accounts over which TFAI or its affiliates exercise investment discretion. TFAI is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if TFAI determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which TFAI and its affiliates have with respect to accounts over which they exercise investment discretion. The Board may adopt policies and procedures that modify and restrict TFAI’s authority regarding the execution of the Fund’s portfolio transactions provided herein.

(c)

The Fund hereby authorizes any entity or person associated with TFAI which is a member of a national securities exchange to effect any transaction on the exchange for the account of the Fund which is permitted by Section 11(a) of the Exchange Act and Rule 11a2-2(T) thereunder, and the Fund hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv). Notwithstanding the foregoing, TFAI agrees that it will not deal with itself, or with Trustees of the Trust or any principal underwriter of the Fund, as principals or agents in making purchases or sales of securities or other property for the account of the Fund, nor will it purchase any securities from an underwriting or selling group in which TFAI or its affiliates is participating, or arrange for purchases and sales of securities between the Fund and another account advised by TFAI or its affiliates, except in each case as permitted by the 1940 Act and in accordance with such policies and procedures as may be adopted by the Fund from time to time, and will comply with all other provisions of the Governing Documents and the Fund’s then-current Prospectus and Statement of Additional Information relative to TFAI and its directors and officers.

(d)    TFAI shall, at the request of the Board, exercise voting rights, rights to consent to corporate action and any other rights pertaining to each Fund’s portfolio securities.

3.    Management Services. TFAI shall furnish or make available to each Fund the services of executive and management personnel to supervise the performance of administrative, record-keeping, shareholder relations, regulatory reporting and compliance services, the services of the Fund’s custodian and transfer agent, and other functions of the Fund. TFAI shall also assist in the preparation of reports to shareholders of each Fund as requested by the Trust. In accordance with the foregoing, TFAI shall, at the request of the Board, provide advice and recommendations with respect to other aspects of the business and affairs of the Fund.

4.    Subadvisers. Subject to the Board’s approval, TFAI or any Fund may enter into contracts with one or more investment subadvisers, including without limitation, affiliates of TFAI, in which TFAI delegates to such investment subadvisers any or all its duties specified hereunder, on such terms as TFAI will determine to be necessary, desirable or appropriate, provided that in each case TFAI shall supervise the activities of each such subadviser and further provided that such contracts impose on any investment subadviser bound thereby all the conditions to which TFAI is subject hereunder and that such contracts are entered into in accordance with and meet all applicable requirements of the 1940 Act.

5.    Activities of TFAI. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of TFAI who may also be a Trustee, officer or employee of the Trust or a Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of TFAI to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association. If the purchase or sale of securities for a Fund and one or more other accounts of TFAI is considered at or about the same time, transactions in such securities will be allocated among the accounts in a manner deemed equitable by TFAI. Such transactions may be combined, in accordance with applicable laws and regulations, and consistent with TFAI’s policies and procedures as presented to the Board from time to time.

6.    Allocation of Charges and Expenses. During the term of this Agreement, the Funds will bear all expenses not expressly assumed by TFAI incurred in the operation of each Fund and the offering of its shares. Without limiting the generality of the foregoing:

(a)

Each Fund shall pay (i) fees payable to TFAI pursuant to this Agreement; (ii) the cost (including brokerage commissions, if any) incurred in connection with purchases and sales of the Fund’s portfolio securities; (iii) expenses of organizing the Fund; (iv) filing fees and expenses relating to registering and qualifying and maintaining the registration and qualification of the Fund’s shares for sale under federal and state securities laws; (v) its allocable share of the compensation, fees and reimbursements paid to the Trust’s non-interested Trustees; (vi) custodian and transfer agent fees; (vii) legal and accounting expenses allocable to the Fund, including costs for local representation in the Trust’s jurisdiction of organization and fees and expenses of special counsel, if any, for the independent Trustees; (viii) all federal, state and local tax (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports in connection therewith; (ix) cost of certificates, if any, and delivery to purchasers; (x) expenses of preparing and filing reports with federal and state regulatory authorities; (xi) expenses of shareholders’ meetings and of preparing, printing and distributing proxy statements (unless otherwise agreed to by the Trust and TFAI); (xii) costs of any liability, uncollectible items of deposit and other insurance or fidelity bonds; (xiii) any costs, expenses or losses arising out of any liability of or claim for damage or other relief asserted against the Trust for violation of any law; (xiv) expenses of preparing, typesetting and printing prospectuses and supplements thereto for existing shareholders and of reports and statements to shareholders; (xv) fees and expenses in connection with membership in investment company organizations and 12b-1 fees; and (xvi) any extraordinary expenses incurred by the Trust on behalf of the Fund.

(b)

TFAI shall pay all expenses incurred by it in the performance of its duties under this Agreement. TFAI shall authorize and permit any of its directors, officers and employees, who may be elected as Trustees or officers of the Trust, to serve in the capacities in which they are elected, and shall pay all compensation, fees and expenses of such Trustees and officers.

7.    Obligation to Provide Information. Each party’s obligation to provide information shall be as follows:

(a)

The Trust shall at all times keep TFAI fully informed with regard to the securities owned by each Fund, the Fund’s funds available, or to become available, for investment, and generally as to the condition of the Fund’s affairs. The Trust shall furnish TFAI with such other documents and information with regard to each Fund’s affairs as TFAI may from time to time reasonably request.

(b)

TFAI shall at all times keep the Trust fully informed with regard to each Fund’s investment performance and investment mandate compliance, and generally as to the condition of its affairs. TFAI shall furnish the Trust with such other documents and information with regard to each Fund’s affairs as the Trust may from time to time reasonably request.

8.    Compensation of TFAI. As compensation for the services performed by TFAI, each Fund shall pay TFAI, as promptly as possible after the last day of each month, a fee, computed daily at an annual rate set forth opposite the Fund’s name on Schedule A annexed hereto. The first payment of the fee shall be made as promptly as possible at the end of the month succeeding the effective date of this Agreement, and shall constitute a full payment of the fee due TFAI for all services prior to that date. If this Agreement is terminated as of any date not the last day of a month, such fee shall be paid as promptly as possible after such date of termination, shall be based on the average daily net assets of the Fund in that period from the beginning of such month to such date of termination, and shall be that proportion of such average daily net assets as the number of business days in such period bears to the number of business days in such month. The average daily net assets of the Fund shall in all cases be based only on business days and be computed as of the time of the regular close of business of the New York Stock Exchange, or such other time as stated in the Fund’s then-current Prospectus or as may be determined by the Board.

9.     Compensation of Trustees, Officers and Employees. No Trustee, officer or employee of the Trust or a Fund shall receive from the Trust or the Fund any salary or other compensation as such Trustee, officer or employee while he is at the same time a director, officer, or employee of TFAI or any affiliated company of TFAI, except as the Board may decide. This paragraph shall not apply to Trustees, executive committee members, consultants and other persons who are not regular members of TFAI’s or any affiliated company’s staff.

10. Term. This Agreement shall continue in effect with respect to each Fund, unless sooner terminated in accordance with its terms, for two years from its effective date, and shall continue in effect from year to year thereafter, provided such continuance is specifically approved at least annually by the vote of a majority of the Trustees who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of outstanding voting securities of that Fund.

11. Termination. This Agreement may be terminated with respect to any Fund at any time, without penalty, by the Board or by the shareholders of the Fund acting by vote of at least a majority of its outstanding voting securities, provided in either case that 60 days’ written notice of termination be given to TFAI at its principal place of business. This Agreement may be terminated with respect to any Fund by TFAI at any time by giving 60 days’ written notice of termination to the Trust, addressed to its principal place of business. This Agreement may be terminated with respect to any Fund upon the mutual written consent of TFAI and the Trust. This Agreement shall terminate automatically in the event of its assignment by TFAI and shall not be assignable by the Trust without the consent of TFAI. For the avoidance of doubt, it is understood that this Agreement may be amended, terminated or not renewed as to one or more Funds without affecting the other Funds hereunder.

12. Use of Name. If this Agreement is terminated with respect to any Fund and TFAI no longer serves as investment adviser to the Fund, TFAI reserves the right to withdraw from the Trust the use of the names Transamerica and Transamerica Partners with respect to that Fund or any name misleadingly implying a continuing relationship between the Fund and TFAI or any of its affiliates.

13. Liability of TFAI. TFAI may rely on information reasonably believed by it to be accurate and reliable. TFAI assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for any Fund, provided that nothing in this Agreement shall protect TFAI against any liability to the Fund to which TFAI would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in this Section 13, the term “TFAI” shall include any affiliates of TFAI performing services for the Trust or the Fund contemplated hereby and the partners, shareholders, directors, officers and employees of TFAI and such affiliates.

14. Meanings of Certain Terms. For the purposes of this Agreement, each Fund’s “net assets” shall be determined as provided in the Fund’s then-current Prospectus and Statement of Additional Information and the terms “assignment,” “interested person,” and “majority of the outstanding voting securities” shall have the meanings given to them by Section 2(a) of the 1940 Act, subject to such exemptions as may be granted by the SEC by any rule, regulation or order.

15. Amendments. No provision of this Agreement may be changed, waived, discharged or terminated orally with respect to a Fund, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought. No material amendment of the Agreement shall be effective with respect to a Fund until approved, if so required by the 1940 Act, by vote of the holders of a majority outstanding voting securities of that Fund. Schedule A hereto may be amended at any time to add additional series of the Trust as agreed by the Trust and TFAI.

16. Miscellaneous. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors. This Agreement replaces the investment advisory agreement between the Trust and Diversified Investment Advisors, Inc. (“Diversified”), and TFAI succeeds to all rights and obligations of Diversified under all existing subadvisory agreements for the Funds to which Diversified is a party.

17. Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of the State of Florida and the applicable provisions of the 1940 Act.

18. Limitation of Liability. A copy of the Trust’s Declaration of Trust is on file with the state of New York, and notice is hereby given that this Agreement is executed on behalf of the Trustees as Trustees of the Trust and not individually, and that the obligations under this Agreement are not binding upon any of the Trustees, officers, shareholders, agents or employees of the Trust individually, but binding only upon the assets and property of the applicable Fund. TFAI agrees that for services rendered to a Fund, or for any claim by it in connection with services rendered to the

Fund, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other series of the Trust.

[signature page to follow]

The parties hereto have caused this Agreement to be executed by their duly authorized signatories as of the date and year first above written.

TRANSAMERICA FUND ADVISORS, INC.

By: /s/ T. Gregory Reymann, II

Name: T. Gregory Reymann, II

Title: Senior Vice President and Chief Compliance Officer

DIVERSIFIED INVESTORS PORTFOLIOS

By: /s/ Dennis Gallagher

Name: Dennis Gallagher
Title: Vice President, General Counsel and Secretary

Schedule A

Fund	Investment Advisory Fee
Money Market Portfolio	0.25%
High Quality Bond Portfolio	0.35%
Inflation-Protected Securities Portfolio	0.35%
Core Bond Portfolio	0.35%
Total Return Bond Portfolio	0.35%
High Yield Bond Portfolio	0.55%
Balanced Portfolio	0.45%
Value & Income Portfolio	0.45%
Value Portfolio	0.50%
Growth & Income Portfolio	0.60%
Equity Growth Portfolio	0.62%
Aggressive Equity Portfolio	0.77%
Mid-Cap Value Portfolio	0.67%
Mid-Cap Growth Portfolio	0.72%
Small-Cap Value Portfolio	0.82%
Special Equity Portfolio	0.80%
Small-Cap Growth Portfolio	0.87%
International Equity Portfolio	0.75%

Exhibit B

INVESTMENT SUBADVISORY AGREEMENT

INVESTMENT SUBADVISORY AGREEMENT, dated as of December 14, 2007 by and between Transamerica Fund Advisors, Inc., a Florida corporation (“TFAI”) and Marsico Capital Management, LLC, a Delaware limited liability company (“Subadvisor”).

WITNESSETH:

WHEREAS, TFAI has been organized to operate as an investment advisor registered under the Investment Advisers Act of 1940 and has been retained to provide investment advisory services to the Equity Growth Portfolio (“Portfolio”), a series of Diversified Investors Portfolios, a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”);

WHEREAS, TFAI desires to retain the Subadvisor to furnish it with portfolio investment advisory services in connection with TFAI’s investment advisory activities on behalf of the Portfolio, and the Subadvisor is willing to furnish such services to TFAI;

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

1.     Duties of the Subadvisor. In accordance with and subject to the Investment Advisory Agreement between the Portfolio and Diversified, attached hereto as Schedule A (the “Advisory Agreement”), TFAI hereby appoints the Subadvisor to perform the portfolio investment advisory services described herein for the investment and reinvestment of such amount of the Portfolio’s assets as is determined from time to time by the Portfolio’s Board of Trustees, subject to the control and direction of TFAI and the Diversified Investors Portfolio’s Board of Trustees, for the period and on the terms hereinafter set forth.

The Subadvisor shall provide TFAI with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of the Portfolio’s assets. The Subadvisor shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of the Portfolio shall be held uninvested, subject always to the provisions of the 1940 Act and to the Portfolio’s then-current Prospectus and Statement of Additional Information (“SAI”).

In particular, the Subadvisor shall, without limiting the foregoing: (i) continuously review, supervise and implement the investment program of the Portfolio; (ii) monitor regularly the relevant securities for the Portfolio to determine if adjustments are warranted and, if so, to make such adjustments; (iii) determine, in the Subadvisor’s discretion, the securities to be purchased or sold or exchanged in order to keep the Portfolio in balance with its designated investment strategy; (iv) determine, in the Subadvisor’s discretion, whether to exercise warrants or other rights with respect to the Portfolio’s securities; (v) determine, in the Subadvisor’s discretion, whether the merit of an investment has been substantially impaired by extraordinary events or financial conditions, thereby warranting the removal of such securities from the Portfolio; (vi) as promptly as practicable after the end of each calendar month, furnish a report showing: (a) all transactions during such month, (b) all assets of the Portfolio on the last day of such month, rates of return, and (c) such other information relating to the Portfolio as TFAI may reasonably request; (vii) meet in person at least once per year and communicate once a month by telephone with TFAI and with such other persons as may be designated on reasonable notice and at reasonable locations, at the request of TFAI, to discuss general economic conditions, performance, investment strategy, and other matters relating to the Portfolio; (viii) provide the Portfolio with records concerning the Subadvisor’s activities which the Portfolio is required to by law maintain.

The Subadvisor shall review all proxy solicitation materials and be responsible for voting all proxies in relation to the securities held in the Portfolio.

Should the Board of Trustees at any time make any definite determination as to investment policy with respect to the Portfolio and notify the Subadvisor thereof in writing, the Subadvisor shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such policy has been revoked. However, should the investment policy change mandated by the Board of Trustees be such that the Portfolio no longer constitutes a large cap portfolio then the Subadvisor may terminate its services immediately upon written notice notwithstanding the termination provisions of Section 6 of this Agreement.

The Subadvisor shall take, on behalf of the Portfolio, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of Portfolio securities for the Portfolio’s account with brokers or dealers selected by it, and to that end the Subadvisor is authorized as the agent of the Portfolio to give instructions to the custodian of the Portfolio as to deliveries of securities and payments of cash for the account of the Portfolio. Subject to the primary objective of obtaining the best available prices and execution, the Subadvisor may place orders for the purchase and sale of portfolio securities with such broker/dealers who provide statistical, factual and financial information and services to the Portfolio, to the Subadvisor, or to any other fund or account for which the Subadvisor provides investment advisory services and may place such orders with broker/dealers who sell shares of the Portfolio or who sell shares of any other fund for which the Subadvisor provides investment advisory services.

Notwithstanding the provisions of the previous paragraph and subject to such policies and procedures as may be adopted by the Board of Trustees and officers of the Portfolio, the Subadvisor may pay a member of an exchange, broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, in such instances where the Subadvisor has determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such member, broker or dealer, viewed in terms of either that particular transaction or the Subadvisor’s overall responsibilities with respect to the Portfolio and to other funds and separate accounts for which the Subadvisor exercises investment discretion.

2.     Allocation of Charges and Expenses. The Subadvisor shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. It is understood that the Portfolio will pay all of its own expenses and liabilities including, without limitation, compensation and out-of-pocket expenses of Trustees not affiliated with the Subadvisor or TFAI; governmental fees; interest charges; taxes; membership dues; fees and expenses of independent auditors, of legal counsel and of any transfer agent, administrator, distributor, shareholder servicing agents, registrar or dividend disbursing agent of the Portfolio; expenses of distributing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to shareholders of the Portfolio; expenses connected with the execution, recording and settlement of Portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Portfolio, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Portfolio; expenses of shareholder meetings; expenses of litigation and other extraordinary or non-recurring events and expenses relating to the issuance, registration and qualification of shares of the Portfolio.

3.     Compensation of the Subadvisor. For the services to be rendered, TFAI shall pay to the Subadvisor an investment advisory fee computed in accordance with the terms of Schedule B herewith attached. If the Subadvisor serves for less than the whole of any period specified, its compensation shall be prorated.

4.     Covenants and Representations of the Subadvisor. The Subadvisor agrees that it will not deal with itself, or with the Trustees of the Portfolio or with TFAI, or the principal underwriter or distributor as principals in making purchases or sales of securities or other property for the account of the Portfolio, except as permitted by the 1940 Act, will not take a long or short position in the shares of the Portfolio except as permitted by the Articles, and will comply with all other provisions of the Articles and By-Laws and any current Prospectus of the Portfolio relative to the Subadvisor, Advisor and its Trustees and officers.

5.     Limits on Duties. The Subadvisor shall be responsible only for managing the assets in good faith and in accordance with the investment objectives, fundamental policies and restrictions, and shall have no responsibility whatsoever for, and shall incur no liability on account of (i) diversification, selection or establishment of such investment objectives, fundamental policies and restrictions (ii) advice on, or management of, any other assets for TFAI or the Portfolio, (iii) filing of any tax or information returns or forms, withholding or paying any taxes, or seeking any exemption or refund, (iv) registration with any government or agency, or (v) administration of the plans and trusts investing through the Portfolio, or (vi) overall Portfolio compliance with the requirements of the 1940 Act, which requirements are outside of the Subadvisor’s control, and Subchapter M of the Internal Revenue Code of 1986, as amended, and shall be indemnified and held harmless by TFAI for any loss in carrying out the terms and provisions of this Agreement, including reasonable attorney’s fees, indemnification to the Portfolio, or any shareholder thereof and, brokers and commission merchants, fines, taxes, penalties and interest. Subadvisor, however, shall be liable for any liability, damages, or expenses of TFAI arising out of the negligence, malfeasance or violation of applicable law by any of its employees in providing management under this Agreement; and, in such cases, the indemnification by TFAI, referred to above, shall be inapplicable.

The Subadvisor may apply to TFAI at any time for instructions and may consult counsel for TFAI or its own counsel with respect to any matter arising in connection with the duties of the Subadvisor. Also, the Subadvisor shall be protected in acting upon advice of TFAI and/or TFAI’s counsel and upon any document which Subadvisor reasonably believes to be genuine and to have been signed by the proper person or persons.

6.     Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written and shall govern the relations between the parties hereto thereafter, and, unless terminated earlier as provided below, shall remain in force for two years, on which date it will terminate unless its continuance thereafter is specifically approved at least annually (a) by the vote of a majority of the Trustees of the Portfolio who are not “interested persons” to this Agreement or of the Subadvisor or TFAI at an in person meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Portfolio or by vote of a majority of the outstanding voting securities of the Portfolio. However, if the shareholders of the Portfolio fail to approve the Agreement as provided herein, the Subadvisor may continue to serve hereunder in the manner and to the extent permitted by the Investment Company Act of 1940 and Rules thereunder.

This Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by the vote of a majority of the outstanding voting securities of the Portfolio, or by TFAI. The Subadvisor may terminate the Agreement only upon giving 90 days’ advance written notice to TFAI. This Agreement shall automatically terminate in the event of its assignment.

This Agreement may be amended only if such amendment is approved by the vote of a majority of the outstanding voting securities of the Portfolio and by vote of a majority of the Board of Trustees of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

The terms “specifically approved at least annually”, “vote of a majority of the outstanding voting securities”, “assignment”, “affiliated person”, and “interested persons”, when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

7.     Certain Records. Any records to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 adopted under the 1940 Act which are prepared or maintained by the Subadvisor on behalf of the Portfolio are the property of the Portfolio and will be surrendered promptly to the Portfolio on request.

8.     Survival of Compensation Rates. All rights to compensation under this Agreement shall survive the termination of this Agreement.

9.     Entire Agreement. This Agreement states the entire agreement of the parties with respect to investment advisory services to be provided to the Portfolio by the Subadvisor and may not be amended except in a writing signed by the parties hereto and approved in accordance with Section 7 hereof.

10.   Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

11.   Change of Management and Pending Litigation. Subadvisor represents to TFAI that it will disclose to TFAI promptly after it has knowledge of any significant change or variation in its management structure or personnel or any significant change or variation in its management style or investment philosophy. In addition, Subadvisor represents to TFAI that it will similarly disclose to TFAI, promptly after it has knowledge, the existence of any pending legal action being brought against it whether in the form of a lawsuit or a non-routine investigation by any federal or state governmental agency. Subadvisor will provide the required disclosure to TFAI in conjunction with its regular quarterly reports.

TFAI represents to Subadvisor that any information received by TFAI pursuant to this section will be kept strictly confidential and will not be disclosed any third party.

12.   Use of Name. Subadvisor hereby agrees that TFAI may use the Subadvisor’s name in its marketing or advertising materials. TFAI agrees to allow the Subadvisor to examine and approve any such materials prior to use.

                IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.

TRANSAMERICA FUND ADVISORS, INC.

By: /s/ T. Gregory Reymann, II

T. Gregory Reymann, II
Senior Vice President and Chief Compliance Officer

MARSICO CAPITAL MANAGEMENT, LLC

By: /s/ Christopher J. Marsico

Christopher J. Marsico
President

SCHEDULE A

Please see Exhibit A to this Information Statement

SCHEDULE B

The Subadvisor shall be compensated for its services under this Agreement on the basis of the below-described annual fee schedule. The fee schedule shall only be amended by agreement between the parties.

Fee Schedule

.30% applied to the first one billion of net assets of the Portfolio

.25% applied to the next one billion of net assets of the Portfolio

.27% applied to all net assets of the Portfolio in excess of two billion,

i.e., once the Portfolio’s net assets exceed two billion 27 bps will apply to the entire amount from dollar one

Net assets are equal to the market value of the Subadvisor’s portion of the Portfolio. Fees will be calculated by multiplying the arithmetic average of the beginning and ending monthly net assets by the fee schedule and dividing by twelve. The fee will be paid quarterly.